SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                            ______________________



                                   FORM 8-K

                                CURRENT REPORT


       PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                       Date of Report:  October 16, 1998
                       (Date of earliest event reported)


                         FORMAN PETROLEUM CORPORATION
              (Exact name of Registrant as specified in charter)




       Louisiana                  333-31375                    72-0954774
(State of Incorporation)    (Commission File No.)          (IRS Employee
                                                           Identification No.)



       650 Poydras Street
Suite 2200, New Orleans, Louisiana                                70130
Address of Principal Executive Offices)                          (Zip Code)



             Registrant's telephone no., including area code:  (504) 586-8888


                                         N/A
              (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

            On October 16, 1998, Forman Petroleum Corporation filed a Complaint against Jefferies & Company, Inc. in the United States District Court in and for the Eastern District of Louisiana. A copy of the Complaint and the press release announcing the filing of the Complaint are filed as Exhibits 99.2 and 99.3, respectively and are incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (c)   Exhibits

Exhibit No.     Description                               Page No.

   99.2 Complaint filed on October 16, 1998 with Filed Herewith the United States District Court in and for the Eastern District of Louisiana


   99.3           Press Release                           Filed Herewith

                            SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    FORMAN PETROLEUM CORPORATION



Dated:  October 20, 1998            By:  /s/ McLain J. Forman
                                         McLain J. Forman
                                         Chairman of the Board,
                                         Chief Executive Officer
                                         and President

                         INDEX TO EXHIBITS


Exhibit No.     Description                               Page No.

   99.2 Complaint filed on October 16, 1998 with Filed Herewith the United States District Court in and for the Eastern District of Louisiana


   99.3           Press Release                           Filed Herewith